Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:                   Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

Debtors

MONTHLY OPERATING REPORT

Reporting Period: September 1, 2019 – September 30, 2019

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X		See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X
Balance Sheet by Legal Entity	MOR-3	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Andrece Housley 10/30/2019
Signature of Debtor Date

Andrece Housley

Chief Financial Officer of Insys Therapeutics, Inc.; et al.

Exhibit 99.1

In re:        Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                            Reporting Period: September 1 – September 30, 2019

             Debtors

Notes to the Monthly Operating Report

Reporting Period: September 1, 2019 – September 30, 2019

General:

The report includes activity from the following Debtors and related Case Numbers:

This Monthly Operating Report is unaudited and has been prepared solely for the purpose of complying with the Debtors' obligations to provide monthly operating reports currently during these Chapter 11 Cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all the information and footnotes required by U.S. GAAP. The Debtors have prepared this Monthly Operating Report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This Monthly Operating Report is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data.

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

Liabilities Subject to Compromise: The payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 plan of reorganization.  The determination of the amount of such liabilities and how the liabilities will be settled and treated cannot be made until a Chapter 11 Plan of Reorganization is approved by the Bankruptcy Court. Liabilities subject to compromise have been reported at the amounts recorded on the Debtor’s books and records. The amounts classified as liabilities subject to compromise in the financial statements and supplemental schedules included herein are preliminary and may be subject to future adjustments depending on claims filed on and before the bar date, Bankruptcy Court actions, developments with respect to disputed claims, rejection of executory contracts, reconciliation of claims, and other events.

Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary.

General Notes

On June 10, 2019 (the “Petition Date”), Insys Therapeutics, Inc. (“Insys Therapeutics”) and its affiliated debtors each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors are authorized to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request for the appointment of a trustee or examiner has been made in these chapter 11 cases. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 19-11292 (KG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at https://dm.epiq11.com/case/Insys/dockets

Exhibit 99.1

In re:                   Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                            Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-1

Consolidated Schedule of Cash Receipts and Disbursements

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Footnotes:

(1) Cash balance represents book balance, which is net of outstanding checks and may differ from Bank Balance due to items in-transit and other timing items.

Exhibit 99.1

In re:                   Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Footnotes:

(1) Cash balance represents book balance, which is net of outstanding checks and may differ from Bank Balance due to items in-transit and other timing items.

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                            Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: September 1, 2019 – September 30, 2019

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts during September.

/s/ Andrece Housley 10/30/2019

Andrece Housley Date

Chief Financial Officer of Insys Therapeutics, Inc.; et al.

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                            Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Footnotes:

(1) Weil, Gotshal & Manges LLP applied a portion of the amount payable in the amount of $330,351 for July fees in September to their retainer balance.

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Footnotes:

(1) Restructuring Fees for all entities are shown at Insys Therapeutics and include accrued fees for restructuring professionals.

(2) Other income (expense), net includes certain Subsys assets sold pursuant to the Order approving the Asset Purchase Agreement between the Debtor and BTcP Pharma LLC.

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: September 1, 2019 – September 30, 2019

Andrece Housley hereby declares under penalty of perjury:

I am Chief Financial Officer of Insys Therapeutics, Inc., et al., the above captioned debtors and debtors in possession (collectively the "Debtors").  I am familiar with the Debtors day-to-day operations, business affairs and books and records.  I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition.  If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

/s/ Andrece Housley 10/30/2019

Andrece Housley Date

Chief Financial Officer of Insys Therapeutics, Inc.; et al.

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Footnotes:

(1) The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system and do not include accruals.  This summary does not include intracompany and intercompany payables.

(2) Trade Payables per balance sheet include accruals and non-cash entries not due and payable per accounts payable aging.

Exhibit 99.1

In re:                   Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: September 1, 2019 – September 30, 2019

($’s in USD)

Footnotes:

(1) Amounts are shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.  This summary does not include any accrued fees, discounts or intracompany and intercompany receivables.

(2) Amounts are aged from the due date and are included on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.  This summary does not include any accrued fees, discounts or intracompany and intercompany receivables.

(3) Accounts receivable aging excludes Subsys sales after 9/26/19 due to the closing of the BTcP Pharma LLC sale.

Exhibit 99.1

In re:         Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.                  Reporting Period: September 1 – September 30, 2019

             Debtors

MOR-6

Debtor Questionnaire

Reporting Period: September 1, 2019 – September 30, 2019

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X(1)
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Footnotes:

1.	In September, certain Subsys assets were sold pursuant to the Order approving the Asset Purchase Agreement between the Debtor and BTcP Pharma LLC.